Exhibit 10.1
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 13, 2024, is entered into by and among INVACARE HOLDINGS CORPORATION, a Delaware corporation (“Parent”), INVACARE CORPORATION, an Ohio corporation (“Invacare”), FREEDOM DESIGNS, INC., a California corporation (“Freedom Designs”), MEDBLOC, INC., a Delaware corporation (“Medbloc”), INVACARE CANADA L.P., an Ontario limited partnership (“Invacare Canada”), MOTION CONCEPTS L.P., an Ontario limited partnership (“Motion Concepts”), and PERPETUAL MOTION ENTERPRISES LIMITED, an Ontario limited partnership (“Perpetual Motion”; together with Invacare, Freedom Designs, Medbloc, Invacare Canada, and Motion Concepts, each a “Borrowers”, and collectively the “Borrowers”), each Guarantor party hereto (collectively, the “Guarantors”), each Lender party hereto (collectively, the “Lenders”), and WHITE OAK COMMERCIAL FINANCE, LLC, a Delaware limited liability company, as Administrative Agent and as Collateral Agent (respectively, the “Administrative Agent” and the “Collateral Agent”).
RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, and the Collateral Agent are party to that certain Loan and Security Agreement dated as of May 5, 2023, among the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to giving effect to this Amendment, the “Existing Credit Agreement”, and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Amendment, the “Credit Agreement”);
WHEREAS, the Borrowers desire that the Lenders party hereto and the other parties hereto agree to amend the Existing Credit Agreement to make certain changes to the Existing Credit Agreement as more fully set forth herein, which amendments shall become effective upon the Second Amendment Effective Time (as defined below);
WHEREAS, the Guarantors agree that all of Borrowers’ obligations under the Credit Facility are and shall continue to be guaranteed by the Guarantors, and each Guarantor has agreed to confirm the Guaranty (as defined in the Existing Credit Agreement) as set forth in the Credit Agreement;
WHEREAS, the Lenders party hereto are willing to make such changes as more fully set forth herein, in each case, subject to the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms; References. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein.
2.    Additional Advances.

(a)    Notwithstanding that all Commitments (other than to make Loans deemed made pursuant to Section 2.12(c) of the Credit Agreement in respect of Letter of Credit Disbursements) have previously terminated as of the First Amendment Effective Time pursuant to the First Amendment, the Lenders have agreed to provide, severally and not jointly or jointly and severally, an additional advance of Loans pursuant to the Credit Agreement on the date hereof in the amount of Twelve Million Dollars ($12,000,00.00) (the “Second Amendment Advance”). The Second Amendment Advance, together with the Additional Advance (as defined in the First Amendment), the Remaining Advance (as defined in the First Amendment), and the Pre-Assignment Principal Balance (as defined in the First Amendment), are deemed to have been made in the aggregate as a Loan to the Borrowers under the Credit Agreement and to constitute the principal balance of the Loans as of the date hereof, in the amount of Twenty-Eight Million Three Hundred Twenty-Five Thousand Eight Hundred Dollars ($28,325,800.00) (the “Existing Principal Obligations”). The Borrowers confirm that all Commitments remain terminated, and agree that they have requested the Second Amendment Advance to be made pursuant to the same terms as the other advances constituting the Loans;
(b)    Each Lender agrees severally and not jointly or jointly and severally that upon the effectiveness of this Amendment on the Second Amendment Effective Time each such Lender shall make the Second Amendment Advance on the Second Amendment Effective Time in the aggregate principal amount equal to the amount of its Percentage Share indicated on Schedule I hereto of the amount of such Second Amendment Advance, and, in each case, when made, the Second Amendment Advance shall be added to and constitute a part of the outstanding Revolving Loans under the Credit Agreement.
(c)    Upon the making of the Second Amendment Advance hereunder, the Administrative Agent shall promptly update the Register to give effect to the Second Amendment Advance.
3.    Amendments. In reliance upon the representations and warranties set forth in Section 5 below and upon satisfaction of the conditions to effectiveness set forth in Section 5 below, upon the Second Amendment Effective Time, the Existing Credit Agreement is hereby amended as follows:
a.    Additional Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“First Amendment” means that certain First Amendment to Loan and Security Agreement dated as of February 26, 2024 by and among the Lenders, the Loan Parties, the Administrative Agent and the Collateral Agent.
“Second Amendment” means that certain Second Amendment to Loan and Security Agreement dated as of March 13, 2024 by and among the Lenders, the Loan Parties, the Administrative Agent and the Collateral Agent.
“Second Amendment Effective Time” has the meaning given in the Second Amendment.
b.    Exit Fee: Section 2.03(d) of the Existing Credit Agreement is hereby stricken and replaced with the following:

(d) Exit Fee. Notwithstanding anything to the contrary contained herein, Borrowers shall jointly and severally pay to the Agent and the Agent shall deliver to the Lenders the Exit Fee set forth in that certain Exit Fee Letter dated as of the Second Amendment Effective Time when such fee becomes payable pursuant to the terms thereof.

a.    Borrowing Base Reporting. Section 6.01(e) of the Existing Credit Agreement is hereby amended by deleting clauses (i) and (ii) in their entirety.
b.    Accounts Payable and Accounts Receivable Aging. Section 6.01(e) of the Existing Credit Agreement is hereby amended by moving clause (v) into a new “Weekly (not later than the 4th Business Day of each week)” row and adding “Commencing with the week of March 25, 2024” immediately before “accounts receivable listings” therein.
c.    Budget Process and Expenditures.
(i)    Section 6.24(a) (Approved Budget) of the Existing Credit Agreement is hereby stricken and deleted and replaced with the following:
(a)    On the last Thursday of each month after the Second Amendment Effective Time, on or before 12:00 pm (New York City time) on such Thursday, Administrative Borrower shall prepare and deliver to the Administrative Agent, for review and approval by the Required Lenders, an updated week-by-week operating budget for the then subsequent month (each a “Budget” and, once approved as set forth below, the “Approved Budget”), which shall reflect Administrative Borrower’s good faith projection, for the Borrowers and their respective Subsidiaries, of (a) all weekly receipts (including from asset sales) and expenditures (including ordinary course operating expenses and any other fees and expenses related to the Loan Documents) in connection with the operation of their businesses, (b) weekly disbursements, and (c) net cash flow, in each case, for such month. The Budget delivered during the week of March 4, 2024 shall be the Approved Budget for March 2024. Together with delivery of the Budget, Administrative Borrower shall provide the Administrative Agent (for subsequent delivery to the Lenders) a variance report (“Variance Report”) in a form and substance reasonably acceptable to the Required Lenders, comparing the actual receipts, disbursements, and net cash flow for such month through the immediately preceding week compared to the Approved Budget, both in dollar ($) and percentage (%) figures and an explanation of the variance. Each week promptly after the delivery of the Variance Report, the Borrower’s senior management and financial professionals shall review the Variance Report in detail during a telephonic conference with the Lenders. If the proposed Budget was timely delivered and contains the requisite information, the Lenders shall have until 2:00 p.m. (New York City Time) on the first Business Day of the following week to review any Budget after which time such Budget shall become an Approved Budget for all purposes hereunder; provided, no such Budget shall become an Approved Budget if reasonably objected to in writing (which may include e-mail) during the review period by the Administrative Agent (at the direction of the Required Lenders) or Required Lenders.
(ii)    Section 6.24(b) of the Existing Agreement is hereby amended to replace the word “weekly” with the word “monthly”.
(iii)    Section 7.06 (Expenditures) of the Existing Credit Agreement is hereby stricken and deleted and replaced with the following:

EXPENDITURES. The Loan Parties will not, and will not permit any Borrower or any Subsidiary of a Borrower to, spend cash or make any expenditure unless the net cash flow for the Loan Parties and their Subsidiaries, for the cumulative period commencing at the beginning of such month and through and including the end of each week during such month, is at least 92.5% of any forecasted positive net cash flow and not more than 7.5% more negative than any forecasted negative cash flow for such cumulative period in the Approved Budget (the “Permitted Variance”); provided, however, that nothing in this Section 7.06 shall restrict a payment of CF Debt Priority Obligations to the extent that the Loan Parties and the Lender Parties are prohibited from restricting such payments under the Intercreditor Agreement. The Lenders hereby are providing the Administrative Agent a standing (but revocable) direction to release, on each Business Day, to the Borrowers funds from the Administrative Agent’s concentration account to the Borrowers’ operating accounts as the Borrowers may request, subject to the right of the Required Lenders to revoke this standing direction on written notice at any time in the sole and absolute discretion of the Required Lenders.”

4.    Additional Terms. In furtherance of the foregoing amendments to the Existing Credit Agreement, the Administrative Agent, the Collateral Agent and each Lender hereby acknowledges and agrees that following the Second Amendment Effective Time, no Borrowing Base Certificates, or other reporting in respect of the Borrowing Base or Availability under the Credit Agreement shall be required, requested or delivered. The Parent hereby covenants and agrees to issue to the Lenders set forth in the First Amendment as of the effective date of such First Amendment (or their designated affiliates) (the “First Amendment Lenders”) in accordance with the Subscription Agreements, the amount of common stock of the Parent as set forth in Schedule I hereto.
5.    Representations and Warranties; Loan Document. Each of the Borrowers, each of the Guarantors and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the representations and warranties of the Borrowers, the Guarantors or such other Loan Party set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date (except with respect to the non-occurrence of any Specified Defaults), with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

6.    Conditions. The effectiveness of this Amendment on the date at the time hereof (the “Second Amendment Effective Time”) is subject to the satisfaction of each of the following conditions precedent (each in form and substance satisfactory to the Lenders):
a.    The Lenders and the Administrative Agent shall have received:
(i)    counterparts of this Amendment duly executed and delivered by the Borrowers, the Guarantors, the Lenders and the Administrative Agent;
(ii)    such documents and certifications as the Lenders may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation;
(iii)    such certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party as any Lender may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which such Loan Party is a party; and
(iv)    the initial Budget for the 4-week period commencing on the date of the Second Amendment Effective Time substantially in the form of the Budget delivered to the Lenders during the week of March 4, 2024 under the Existing Credit Agreement (as amended by the First Amendment);
b.    The Parent shall have entered into subscription agreements (“Subscription Agreements”) with the First Amendment Lenders for the issuance of common stock of Parent in accordance with such Subscription Agreement, which Subscription Agreement shall be acceptable to such First Amendment Lenders;
c.    The Parent Certificate of Designations shall have been amended in a manner acceptable to the First Amendment Lenders;
d.    There shall have been declared no Event of Default under the Term Debt or the Convertible Notes Debt; and
e.    The representations and warranties of each Loan Party set forth in Section 5 above are true and correct on and as of the date hereof.
7.    Continuing Effect; No Other Amendments or Modifications; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a waiver of, consent to a departure from, or an amendment or other modification of, or an indication of the Administrative Agent’s or the Lenders’ willingness to waive, consent to a departure from, amend or modify, any other provisions of the Credit Agreement or any of the other Loan Documents. Each of the Borrowers and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, except as expressly set forth in this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect. Except as expressly provided herein, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
8.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
9.    Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.
10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.17 (GOVERNING LAW; JURISDICTION; ETC.) AND 10.18 (WAIVER OF RIGHT TO TRIAL BY JURY) OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.
11.    Authorization. The Lenders signatory hereto (which collectively constitute all of the Lenders) authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver (a) this Amendment, and (b) any other agreements or documents required in connection herewith.
12.    Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment, (a) the Borrowers and each other Loan Party hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. The Borrowers and each other Loan Party (i) represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Existing Principal Obligations, (ii) reaffirms the giving of guarantees (other than with respect to the Borrowers) previously given and the granting of all Liens previously granted pursuant to the Loan Documents to secure all Obligations, and (iii) reaffirms the validity and enforceability of any appointment of the Collateral Agent as proxy or attorney-in-fact under the Loan Documents, and the Borrowers and each other Loan Party reappoints the Collateral Agent as its proxy and attorney-in-fact in accordance with the terms of the Loan Documents, as applicable, which appointment is irrevocable and coupled with an interest, for the purpose of carrying out the provisions of the Loan Documents, as applicable. All financing statements, including without limitation all financing statements filed pursuant to the Existing Credit Agreement in favor of the Collateral Agent, filed before the date of this Agreement to perfect the Security Interest in the Collateral were authorized by the Borrowers and each other Loan Party and are hereby ratified.
13.    Loan Document. Notwithstanding anything to the contrary in any Loan Document, this Amendment shall constitute a “Loan Document,” as defined in the Credit Agreement.

14.    Waiver. The Administrative Agent, the Collateral Agent and the Lenders hereby waive any Default or Event of Default that may occur under Section 8.01(b) of the Loan Agreement resulting from breaches of Section 6.14(b) of the Loan Agreement as a result of the Loan Parties not maintaining $4,000,000 of unrestricted, unreserved cash in Deposit Accounts subject to a first priority Lien in favor of Collateral Agent and upon which Collateral Agent has a Control Agreement for the periods ending March 31, 2024, April 30, 2024, and May 31, 2024 (if an Event of Default arises from breaches of Section 6.14(b) for any or all of those three periods) and any Default or Event of Default that may result from the failure to deliver timely notice of any such Default or Event of Default under Section 8.01(b) (the “Specified Defaults”). The foregoing waiver is limited to the Specified Defaults for the periods ending March 31, 2024, April 30, 2024, and May 31, 2024, and shall not constitute a modification or alteration of the terms, conditions, or covenants of the Credit Agreement or any other Loan Document, a waiver of, or consent to, any breach of, or any Event of Default (other than the Specified Defaults) under the Credit Agreement or any other Loan Document, or a waiver of the provisions of Section 8.01(b) or 6.14(b) for any other period, or, except with respect to the Specified Defaults, a waiver, release or limitation upon the exercise by Agents or any Lender of any of their respective rights, legal or equitable, under the Credit Agreement, the other Loan Documents or applicable law, all of which are hereby reserved. Nothing herein or in the Credit Agreement shall be construed to constitute a waiver of any other Defaults or Events of Default, even if the Lender Parties are aware thereof, and each of the parties party hereto acknowledge that any such other Defaults and Events of Default shall be continuing after giving effect to this Amendment until expressly waived in writing by the Lenders who collectively constitute the Required Lenders.
15.    Release. The Borrowers and each other Loan Party, and their respective successors and assigns, hereby remises, releases and forever discharges each Agent, each Lender, and their respective present and former officers, directors, stockholders, employees, agents, attorneys, successors and assigns (collectively, the “Released Parties”) from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs now existing, heretofore existing or which may heretofore accrue against any of the Released Parties and arising from or otherwise relating to the Existing Credit Agreement, the Credit Agreement, the other Loan Documents or any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected, but excluding any continuing express obligations set forth in the Existing Credit Agreement, the Credit Agreement or any other Loan Document. The Borrowers and each other Loan Party waives any and all claims, rights and benefits it may have under any law of any jurisdiction that would render ineffective a release made by a creditor of claims that the creditor does not know or suspect to exist in its favor at the time of executing the release and that, if known by it, would have materially affected its settlement with the applicable debtor. Without limiting the foregoing, the Borrowers and each other Loan Party waives the provisions of California Civil Code Section 1542, which provides as follows:
A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.
Each Borrower and each other Loan Party acknowledges that it has been represented by independent legal counsel of its own choice throughout all of the negotiation that preceded the execution of this Amendment and that it has executed this Amendment after receiving the advice of such independent legal counsel.

Each Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
Each Borrower and each other Loan Party and their respective successors and assigns, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Agent, each Lender and each of the other Released Parties that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Agent, any Lender or any other Released Party on the basis of any claim released, remised and discharged by the Borrowers or such Loan Party pursuant to this Section 15. If the Borrowers or any other Loan Party, or their respective successors or assigns, violates the foregoing covenant, the Borrowers and each other Loan Party, including on behalf of their respective successors and assigns, jointly and severally agrees to pay, in addition to such other damages as any Agent, any Lender or any other Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any such Agent, any such Lender or any such other Released Party.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
BORROWERS:

INVACARE CORPORATION

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:     Senior Vice President and Chief Financial Officer

FREEDOM DESIGNS, INC.,

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    President

MEDBLOC, INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    President

INVACARE CANADA L.P.

By    Invacare Canada General Partner Inc. its general partner

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Treasurer

MOTION CONCEPTS L.P.

By    Carroll Healthcare Inc. its general partner

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Vice President

PERPETUAL MOTION ENTERPRISES LIMITED

By: /s/ Anthony C. LaPlaca
Name:    LaPlaca, Anthony, C.
Title:    Secretary

GUARANTORS:

CARROLL HEALTHCARE GENERAL PARTNER, INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Vice President

CARROLL HEALTHCARE INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Vice President

INVACARE CANADA GENERAL PARTNER INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Treasurer

INVAMEX HOLDINGS LLC, successor-in-interest to INVAMEX HOLDINGS INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    President

INVACARE HOLDINGS CORPORATION, and

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    Senior Vice President and Chief Financial Officer

ADAPTIVE SWITCH LABORATORIES, INC.

By: /s/ Kai Zhu
Name:    Zhu, Kai
Title:    President

INTERNATIONAL HOLDINGS

INVACARE INTERNATIONAL HOLDINGS CORP.

By: /s/ Kai Zhu
Name: Kai Zhu
Title:    Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

WHITE OAK COMMERCIAL FINANCE, LLC,
a Delaware limited liability company

By: /s/ Thomas K. Otte
Name:    Thomas K. Otte
Title:    Chief Executive Officer

COLLATERAL AGENT:

WHITE OAK COMMERCIAL FINANCE, LLC,
a Delaware limited liability company

By: /s/ Thomas K. Otte
Name:    Thomas K. Otte
Title:    Chief Executive Officer

LENDER:

MIDTOWN ACQUISITIONS L.P.
By: Midtown Acquisitions GP LLC, its general partner
By: /s/ Conor Bastable
Name:    Conor Bastable
Title:    Managing Member

LENDER:

DG VALUE PARTNERS, LP
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

DG VALUE PARTNERS II MASTER FUND, LP
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

YAKAR ALTERNATIVES CLAT LLC
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

YAKAR ALTERNATIVES LLC
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

PPG HEDGE FUND HOLDINGS LLC
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

MACYRC LLC
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

2016 Alan Shamah Discretionary Trust
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

THE SAM AND HELENE WIEDER FAMILY TRUST
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

TITAN EQUITY GROUP LLC
By: DG Capital Management, LLC, its investment manager
By: /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

LENDER:

TENOR OPPORTUNITY MASTER FUND, LTD.
By: /s/ Daniel Kochav
Name:     Daniel Kochav
Title:     Director

LENDERS:

Silverback Opportunistic Credit Master Fund Limited

By: /s/ Laura Kleber
Name:     Laura Kleber
Title:     CCO_Silverback Asset Management, LLC
    Investment Manager

Silverback Convertible Master Fund Limited

By: /s/ Laura Kleber
Name:     Laura Kleber
Title:     CCO_Silverback Asset Management, LLC
    Investment Manager

Blackwell Partners LLC_Series B

By: /s/ Laura Kleber
Name:     Laura Kleber
Title:     CCO_Silverback Asset Management, LLC
    Investment Manager

KASAD 2, LP

By: /s/ Laura Kleber
Name:     Laura Kleber
Title:     CCO_Silverback Asset Management, LLC
    Investment Manager